Exhibit 10.2.12

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: 157,378

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 31, 2012 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H:

1. Grant of Restricted Stock Units. Capital One hereby grants to you XXX,XXX Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in Sections 3(b) and 13 below, and to the extent not previously vested as provided herein, the Restricted Stock Units shall vest in full on February 10, 2015 (the “Vesting Date”); or, if earlier, upon (i) the termination of your employment due to death or Disability or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date. The period between January 1, 2012, and the Vesting Date shall be the “Performance Period.”

Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 20 trading days preceding the Vesting Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below).

(b) Effect of Termination of Employment for Cause or as a Result of Retirement.

(i) Upon your termination of employment with Capital One for Cause (as defined herein), all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believe that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(b), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(b)(i), and specifying the particulars thereof in detail.

(ii) Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest and become payable to you on the Vesting Date and remain subject to reduction pursuant to Section 13.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) automatically through payroll withholding; and

(b) by such other methods as Capital One may make available from time to time.

6. Dividends Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. Such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when you receive payment under Section 3 with respect to the Restricted Stock Units from which such dividend equivalents are derived. All such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.

7. Governing Law. This Agreement shall be governed by federal law and, to the extent not preempted thereby, by the laws of the State of Delaware.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Performance-Based Adjustment.

(a) The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction as follows:

(i) For each fiscal year of the Company ending during the Performance Period, if any, that (A) Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero) and (B) Base ROA for the Company for such fiscal year, as certified by the Committee, is better than or equal to negative two percent (-2%), the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 26,229; and

(ii) For each fiscal year of the Company ending during the Performance Period, if any, that Base ROA for the Company for such fiscal year, as certified by the Committee, is not better than or equal to negative two percent (-2%), the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 52,459 regardless the Core Earnings of the Company for such fiscal year, and there shall be no additional reduction for such fiscal year pursuant to subsection 13(a)(i) above.

(b) For purposes of this Section 13:

(i) “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the credit portion of other than temporary impairment of the securities portfolio, (C) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (D) the change in the combined uncollectible finance charge and fee reserve;

(ii) “Base ROA” means the ratio, expressed as a percentage, of (A) the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of any impairment of intangible assets, to (B) the Company’s average total assets for the period; and

(iii) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings or Base ROA, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

14. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates a disclosure document relating to the Plan. You may also contact the HR Help Center to obtain a copy of the Plan disclosure document and the Plan. You should carefully read the Plan disclosure document and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure document and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Mayo A. Shattuck III
Chairman, Compensation Committee

Richard D. Fairbank
Chairman of the Board, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: %%TOTAL_SHARES_GRANTED%-%

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 31, 2012 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H:

1. Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_UNITS_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in subsections 3(b) and 3(c) below, and to the extent not previously vested or forfeited as provided herein, 100% of the Restricted Stock Units shall vest on December 15, 2012 (the “Vesting Date”); or, if earlier, in full upon (i) the termination of your employment due to death or Disability; or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date.

Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 20 trading days preceding the Vesting Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below).

(b) Effect of Termination of Employment. Upon your termination of employment with Capital One for any reason other than death, Disability or a Change of Control, prior to the

Vesting Date (such date of termination, the “Termination Date”), the Units shall immediately vest and become payable in cash on the Termination Date provided that in such case the amount payable shall be equal to the product of (a) and (b) where (a) shall be equal to the product of (i) the average Fair Market Value of the Common Stock for the 20 trading days preceding the Termination Date and (ii) the number of Restricted Stock Units that would have vested on the Vesting Date if your employment had not been terminated and (b) is a fraction, the numerator of which is the number of calendar days from January 1, 2012 through and including the Termination Date and the denominator of which is 366.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(c) automatically through payroll withholding; and

(d) by such other methods as Capital One may make available from time to time.

6. Dividends Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders.

7. Governing Law. This Agreement shall be governed by federal law and, to the extent not preempted thereby, by the laws of the State of Delaware.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

Capital One from time to time distributes and makes available to associates a disclosure document relating to the Plan. You may also contact the HR Help Center to obtain a copy of the Plan disclosure document and the Plan. You should carefully read the Plan disclosure document and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure document and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:

Jory Berson
Chief Human Resources Officer

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: %%TOTAL_SHARES_GRANTED%-%

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 31, 2012 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share, the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H:

1. Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in subsections 3(b) and 3(c) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest as follows:

One-third of the Restricted Stock Units on February 10, 2013

One-third of the Restricted Stock Units on February 10, 2014

One-third of the Restricted Stock Units on February 10, 2015

Each of the anniversaries of the Date of Grant above shall be a “Vesting Date.” Notwithstanding the foregoing, the Restricted Stock Units shall vest in full upon (i) the termination of your employment due to death or Disability; or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date for all applicable Restricted Stock Units.

Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 20 trading days preceding the Vesting Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below).

(b) Effect of Termination of Employment Not For Cause. Upon your termination of employment with Capital One due to Retirement or for any reason other than for Cause (as defined herein), death, Disability or a Change of Control, the Units shall continue to vest and become payable in cash on the regularly scheduled Vesting Dates specified in Section 3(a) (to the extent not previously vested or forfeited as provided herein).

(c) Effect of Termination of Employment For Cause. Upon your termination of employment with the Company for Cause prior to any Vesting Date, all Restricted Stock Units, as of such date of termination, shall be immediately forfeited (to the extent not previously vested as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board, the Committee, or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board, the Committee or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(c), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(c), and specifying the particulars thereof in detail.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and

Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(e) automatically through payroll withholding; and

(f) by such other methods as Capital One may make available from time to time.

6. Dividends Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders.

7. Governing Law. This Agreement shall be governed by federal law and, to the extent not preempted thereby, by the laws of the State of Delaware.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates a disclosure document relating to the Plan. You may also contact the HR Help Center to obtain a copy of the Plan disclosure document and the Plan. You should carefully read the Plan disclosure document and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure document and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:

Jory Berson
Chief Human Resources Officer